UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2011 (October 17, 2011)

IVEDA SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53285	98-0611159
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Alma School Road, Suite 8500 Mesa, Arizona		85210
(Address of Principal Executive Offices)		(Zip Code)

(480) 307-8700
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

On October 21, 2011, Iveda Solutions, Inc. filed a Current Report on Form 8-K (the “Original Report”) with respect to a change in its certifying accountant.  This Current Report on Form 8-K/A amends and restates Item 4.01 of the Original Report, and it supplements Item 9.01 of the Original Report by including as Exhibit 16.2 the letter from Farber Hass Hurley LLP (“FHH”), dated November 2, 2011.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Pursuant to a mutual arrangement among Iveda Solutions, Inc. (“Iveda”), FHH, and Albert Wong & Co. (“AW”), and with the approval of Iveda’s Audit Committee of its Board of Directors, effective October 17, 2011, FHH has resigned as Iveda’s principal accounting firm, and AW has been appointed as Iveda’s new principal accounting firm.  The chief purpose of the change was to achieve efficiencies and cost savings for Iveda.  Since 2008, AW has served as the principal accounting firm for Sole Vision Technologies (“MegaSys”), a Taiwanese corporation that was acquired by Iveda in April 2011.  Since MegaSys is currently larger than Iveda, Iveda will achieve efficiencies and cost savings by having AW, which is Hong-Kong based, serve as its lead accounting firm.  FHH, which is U.S. based, will continue to be engaged by AW to assist them in the audit and reviews of Iveda’s U.S. operations.

FHH’s reports regarding Iveda’s financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was uncertainty about Iveda’s ability to continue as a going concern, which was included in FHH’s audit report on Iveda’s financial statements for the past two years.  During the fiscal years ended December 31, 2010 and December 31, 2009, and during the subsequent interim period preceding the dismissal, there were no (i) disagreements with FHH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of FHH, would have caused FHH to make reference to the subject matter of the disagreements in connection with its report, or (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).  A copy of FHH’s response letter with respect to these statements by the Company has been filed herewith as Exhibit 16.1.

During the fiscal years ended December 31, 2010 and December 31, 2009, and though the date of the appointment of AW, Iveda has not consulted AW regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description
16.2	Letter from Farber Hass Hurley LLP, dated November 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVEDA SOLUTIONS, INC. (Registrant)

Date: November 2, 2011	By:	/s/ Luz Berg
Luz Berg Chief Operating Officer and Corporate Secretary